Exhibit 10.2

EXECUTION COPY

PURCHASE AND EXCHANGE AGREEMENT

This Purchase and Exchange Agreement (the “Agreement”) is entered into as of the 10th day of June, 2015, by and among Chart Acquisition Corp., a Delaware corporation (“Chart”), Tempus Applied Solutions, LLC, a Delaware limited liability company (“Tempus”), TAS Financing Sub Inc., a Delaware corporation and wholly owned subsidiary of Tempus (the “Company”), Tempus Applied Solutions Holdings, Inc., a Delaware corporation (“PubCo”), and Chart Financing Sub Inc., a Delaware corporation and a wholly owned subsidiary of Chart (“Chart Financing Sub”, and together with the Company, Chart, Tempus and PubCo, the “Merger Parties”), and the investor signatory hereto (the “Investor”), with reference to the following facts:

A. The Company and the Investor are executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B. On or prior to the date hereof, the Company has authorized a new series of non-voting preferred stock of the Company, $0.0001 par value per share, the terms of which are set forth in the certificate of designations for such non-voting preferred stock of the Company (the “Company Certificate of Designations”) in the form attached hereto as Exhibit A (together with any non-voting preferred shares issued in replacement thereof in accordance with the terms thereof, the “Company Preferred Stock”).

C. The Investor wishes to purchase, and the Company wishes to sell, immediately prior to the Closing Time (as defined below) (the “Purchase Closing Time”) upon the terms stated in this Agreement, such aggregate number of shares of the Company Preferred Stock (the “Company Preferred Shares”) as set forth on the signature page of the Investor (the “Share Purchase”).

D. Each of the parties hereto desires Continental Stock Transfer & Trust (the “Escrow Agent”) to establish an escrow account (the “Escrow Account”) in accordance with the terms of that certain Escrow Agreement, in the form attached hereto as Exhibit B (the “Escrow Agreement”), pursuant to which the Investor shall deposit the Purchase Price (as defined below) with respect to the Share Purchase concurrently with PubCo’s request of the SEC to effect an acceleration of the effectiveness of the Registration Statement (as defined below).

E. On or prior to the date hereof, the Merger Parties and certain other parties have amended that certain Agreement and Plan of Merger, such Second Amendment to the Agreement and Plan of Merger in the form attached hereto as Exhibit C (as the Agreement and Plan of Merger is so amended, the “Merger Agreement”), pursuant to which, among other things, the Merger Parties shall consummate the Mergers (as defined in the Merger Agreement, also referred to herein as the “Business Combination”) and effect the Exchange (as defined below). In connection with the Merger Agreement, PubCo has prepared and filed with the SEC a Registration Statement on Form S-4 (333-201424) (as amended or supplemented, the “Registration Statement”).

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F. On or prior to the date hereof, PubCo has authorized a new series of convertible preferred stock of PubCo designated as Series A Convertible Preferred Stock, $0.0001 par value per share, the terms of which will be set forth in the certificate of designations for such series of Preferred Stock (the “PubCo Certificate of Designations”) in the form attached hereto as Exhibit D (together with any non-voting preferred shares issued in replacement thereof in accordance with the terms thereof, the “PubCo Preferred Stock”) to be filed with the Delaware Secretary of State, along with an amendment and restatement of PubCo’s certificate of incorporation in the form attached to the Merger Agreement (the “Amended PubCo Charter”), following authorization by Chart’s stockholders and prior to the Closing Time (as defined below), which PubCo Preferred Stock shall be convertible into shares of PubCo’s common stock, $0.0001 par value per share (the “Common Stock”) (such shares of Common Stock issuable pursuant to the terms of the Certificate of Designations, including, without limitation, upon conversion or otherwise, collectively, the “Conversion Shares”), in accordance with the terms of the PubCo Certificate of Designations.

G. On the date hereof, the Merger Parties are entering into Purchase and Exchange Agreements (the “Other Investor Purchase Agreements”) with certain other new outside investors (the “Other Investors”), which Other Investor Purchase Agreements are substantially identical in form and substance to this Agreement.

H. On or prior to the date hereof, the Company has entered into a Purchase and Exchange Agreement with Chart, Tempus, PubCo and Chart Financing Sub (the “TAS Purchase Agreement”), pursuant to which simultaneously with the Share Purchase hereunder and immediately prior to the Closing Time, the Company will pay the Purchase Price received from the Investor hereunder, together with the proceeds received upon the closing of the Other Investor Purchase Agreements, to purchase from Chart Financing Sub 1,050,000 shares of Series A Preferred Stock, par value $0.0001 per share, of Chart Financing Sub (the “Chart Financing Sub Series A Preferred Stock”) at a price of $10.00 per share for an aggregate purchase price of $10,500,000.

I. On or prior to the date hereof, Chart Financing Sub has entered into certain Purchase and Exchange Agreements with Chart and PubCo, on the one hand, and a certain investor named therein affiliated with Chart or Tempus (each, an “Affiliate Investor”), on the other hand (the “Affiliate Investor Exchange Agreements”), pursuant to which immediately prior to the Closing Time, the Affiliate Investors will purchase from Chart Financing Sub 550,000 shares of Series B Preferred Stock, par value $0.0001 per share, of Chart Financing Sub (the “Chart Financing Sub Series B Preferred Stock”) at a price of $10.00 per share.

J. Pursuant to the Merger Agreement and the Registration Statement, upon consummation of the Business Combination (the time and date of the closing of the Business Combination, the “Closing Time”), PubCo shall issue to the Investor pursuant to the Merger Agreement and the Registration Statement in exchange for the Company Preferred Shares (x) two and one-half (2.5) shares of stock of PubCo for each Company Preferred Share held by the Investor, with such aggregate number of shares of stock allocated between the Common Stock (all such shares issued to the Investor in the aggregate, the “Common Shares”) and PubCo Preferred Stock, if any (all such shares issued to the Investor in the aggregate, the “Preferred Shares”), as set forth on the signature page of the Investor, (y) a warrant, in the form attached hereto as Exhibit E (the “Series A-1 Warrant”) to acquire 1.875 shares of Common Stock or PubCo Preferred Stock (as exercised, collectively, the “Series A-1 Warrant Shares”) for each Company Preferred Share held by the Investor and (z) a warrant, in the form attached hereto as Exhibit F (the “Series B-1 Warrant”, and together with the Series A-1 Warrant, the “Warrants” and, together with the Series A-2 Warrants and Series B-2 Warrants issuable under the Merger Agreement to the Affiliate Investors in exchange for the Chart Financing Sub Series B Preferred Stock, the “Investor Warrants”) to acquire 0.625 shares of Common Stock or PubCo Preferred Stock (as exercised, collectively, the “Series B-1 Warrant Shares”, and together with the Series A-1 Warrant Shares, the “Warrant Shares”) for each Company Preferred Share held by the Investor.

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K. The Common Shares, the Preferred Shares and the Warrants are collectively referred to herein as the “Exchange Securities”, the Conversion Shares and the Warrant Shares are collectively referred to herein as the “Underlying Securities” and the Exchange Securities and the Underlying Securities are collectively referred to herein as the “Securities”.

L. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.            Purchase of Company Preferred Shares.

(a)           General. Upon the terms and subject to the conditions set forth herein, subject to the satisfaction or waiver of all of the conditions set forth in Section 1(d) of this Agreement, at the Purchase Closing Time, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, the Company Preferred Shares.

(b)           Escrow; Release of Purchase Price. Upon the later of (x) PubCo’s receipt of notification by the SEC that no comments remain outstanding with respect to the Registration Statement and that PubCo may request an acceleration of the effectiveness of the Registration Statement and (y) the satisfaction in full of the conditions set forth in Section 1(c) below (collectively, the “Acceleration Conditions”), each of the Merger Parties shall execute and deliver a written notice to the Investor, executed by a duly authorized executive officer of each of the Merger Parties (the “Acceleration Certificate”, and the date of satisfaction of the Acceleration Conditions, the “Notice Date”), certifying that the Acceleration Conditions have been met (and attaching any applicable correspondences from the SEC relating thereto) and certifying that the Business Combination, the Share Purchase and the Exchange are contemplated to occur within twenty-five (25) Business Days following the Notice Date, and that, assuming the approval by Chart’s shareholders of the Business Combination (and the other matters subject to Chart shareholder approval in the Registration Statement) and the extension of the deadline by which Chart must consummate the Business Combination, the Merger Party has no knowledge of any event or occurrence outstanding (other than those which the parties to the Merger Agreement may waive) that could reasonably be expected to prevent the consummation of the Business Combination, the Share Purchase or the Exchange within the earlier of (i) twenty-five (25) Business Days following the Notice Date and (ii) July 31, 2015 (such earlier date, the “Escrow Release Date”). No later than the third (3rd) Business Day following the Investor’s receipt of the Acceleration Certificate (the “Escrow Wire Deadline”), the Investor shall deposit into the Escrow Account, by wire transfer, in U.S. dollars and immediately available funds, in accordance with the wire instructions of the Escrow Agent delivered to the Investor, such aggregate amount as set forth on the signature page of the Investor (the “Purchase Price”), which represents a purchase price of $10.00 per Company Preferred Share (as adjusted for stock splits, stock dividends, recapitalizations or similar events). At any time after the Escrow Release Date but prior to the consummation of the Business Combination, the Investor may, by written notice to the Escrow Agent and the Company, cause the Escrow Agent to return the Purchase Price to the Investor and, concurrently and automatically with delivery of such notice, the Investor’s obligation to purchase and the Company’s obligation to sell the Company Preferred Shares in the Share Purchase shall be terminated.

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(c)           Conditions to Escrow Funding. The obligation of the Investor to fund the Escrow on or prior to the Escrow Wire Deadline is subject to the satisfaction, on or before the Notice Date, of each of the following conditions, provided, that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)           The Company shall have duly executed and filed the Company Certificate of Designations with the Secretary of State of Delaware.

(ii)           The representations and warranties of each of the Merger Parties shall be true and correct in all respects as of the date when made (or cured prior to the Escrow Wire Deadline) and as of each of the Notice Date and the Escrow Wire Deadline as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and each Merger Party shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Merger Party at or prior to the Notice Date and the Escrow Wire Deadline.

(iii)           The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the Share Purchase.

(iv)           The Investor shall have received a letter on the letterhead of the Company, duly executed by an authorized officer of the Company, setting forth the wire transfer instructions of the Escrow Agent with respect to the Escrow Account.

(v)           The Merger Parties shall have delivered the Acceleration Certificate to the Investor, which shall be true and correct in all respects.

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(vi)           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated hereby or pursuant to the Merger Agreement or the Registration Statement.

(vii)           The Company and its subsidiaries shall have delivered to the Investor such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as the Investor or its counsel may reasonably request.

(d)           Conditions to Share Purchase. The obligation of the Investor to consummate the Share Purchase at the Purchase Closing Time is subject to the satisfaction, on or before the Purchase Closing Time, of each of the following conditions, provided, that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)           The Investor shall have received the opinion of Alston & Bird LLP, the Company’s counsel, dated as of the Purchase Closing Time, in the form attached hereto as Exhibit G-1.

(ii)           The Investor shall have received the opinion of Ellenoff Grossman & Schole LLP, PubCo’s counsel, dated as of the Purchase Closing Time, in the form attached hereto as Exhibit G-2.

(iii)           On or prior to the Purchase Closing Time, PubCo shall have duly executed and filed the PubCo Certificate of Designations with the Secretary of State of Delaware.

(iv)           The representations and warranties of each of the Merger Parties (x) that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects and (y) that are not qualified by materiality or Material Adverse Effect shall be true and correct in all material respects as of the date when made (or cured prior to the Purchase Closing Time) and as of the Purchase Closing Time as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and each Merger Party shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Merger Party at or prior to the Purchase Closing Time.

(v)           The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the Share Purchase.

(vi)           Each of the Merger Parties shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the consummation of the Business Combination and the Exchange.

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(vii)          The Merger Parties shall have delivered the Business Combination Certificate (as defined below) to the Investor, which shall be true and correct in all respects.

(viii)         No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated hereby or pursuant to the Merger Agreement or the Registration Statement.

(e)           Delivery. At the Purchase Closing Time (x) the Purchase Price shall be released from the Escrow Account to the Company pursuant to a notice delivered to the Escrow Agent from a designated third party in accordance with the Escrow Agreement and (y) the Company shall credit the Investor with the Company Preferred Shares on its books and records and have its transfer agent record the shares in its direct registration system. The parties agree that the Company Preferred Shares shall be issued by the Company in book form and without the issuance of stock certificates.

(f)           Merger Agreement. The Merger Parties hereby agree that, between the date of this Agreement and the Closing Time, without the prior written consent of the Investor (such consent not to be unreasonably withheld, delayed or conditioned), the Merger Parties will not amend or waive any provisions of the Merger Agreement as in effect on the date hereof (or as hereafter amended without violating this Section 1(f)) in any manner that would decrease the ownership interests of the Investor in PubCo immediately after the Closing Time or that otherwise adversely affect the Investor.

(g)           Termination of this Agreement. Notwithstanding anything to the contrary herein, after July 31, 2015 any party to this Agreement may terminate this Agreement by providing written notice thereof to the other parties if the Business Combination has not occurred on or prior to July 31, 2015. Upon any such termination of this Agreement, the obligations of the Investor and the Company to consummate the Share Purchase (including, without limitation, any obligations of the Investor to fund the Escrow Account) shall cease and be of no further force and effect.

2.           Business Combination. At the Closing Time, in accordance with the terms of the Merger Agreement and the Registration Statement, PubCo shall issue the Exchange Securities to the Investor in exchange for the cancellation of the Company Preferred Shares in the Company Merger (the “Exchange”) as follows:

(a)           A duly authorized officer of each of the Merger Parties shall execute and deliver to the Investor a certificate certifying that all conditions to the consummation of the Merger Agreement shall have been satisfied in full (or waived by the parties) (including, without limitation, that Chart has received sufficient shareholder approval to authorize the Business Combination) (the “Business Combination Certificate”).

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(b)           PubCo shall issue and deliver or cause to be delivered to the Investor (or its designee) (x) evidence that any Preferred Shares and Warrants have been recorded in the books and records of the PubCo and credited to the Investor (including, if requested by the Investor, stock certificates with respect to any Preferred Shares and signed copies of the Warrants, in each case, for delivery to the Investor to the address set forth on the signature page of the Investor) and (y) the Common Shares to the balance account of the broker of the Investor listed on the signature page of the Investor (the “Investor Broker”), at the Depository Trust Company in accordance with the instructions delivered by the Investor Broker to PubCo on or prior to the Closing Time. Such deliveries under clause (x) in the preceding sentence shall be completed within three (3) Business Days after the Closing Time, and such deliveries under clause (y) in the preceding sentence shall be completed within one (1) Business Day after the Closing Time (subject to the Investor Broker initiating a Deposit/Withdrawal at Custodian with respect to the Common Shares on or prior to such date). Each of the Exchange Securities shall be issued without any restrictive legend.

(c)           PubCo shall have duly executed and filed the PubCo Certificate of Designations with the Secretary of State of Delaware and the PubCo Certificate of Designations shall not have been amended since its filing without the prior written consent of the Investor.

(d)           Upon the consummation of the Business Combination in accordance with the Merger Agreement and the Registration Statement, the Company Preferred Shares (as well as any outstanding shares of the Chart Financing Sub Series A Preferred Stock and Chart Financing Sub Series B Preferred Stock) shall be cancelled.

(e)           The parties hereto shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Business Combination and the Exchange.

3.           Redemption. The Merger Parties hereby agree that in the event that the Share Purchase is consummated under this Agreement, but the Business Combination is not consummated within five (5) Business Days thereafter, unless otherwise agreed by the Investor, at the end of such five (5) Business Day period, the Company Preferred Shares will be automatically redeemed by the Company in exchange for the Purchase Price. In the event that at such time the transactions contemplated by the TAS Purchase Agreement have already been consummated and Chart Financing Sub shall have issued the Chart Financing Sub Series A Preferred Stock to the Company, the Merger Parties agree to cause such Chart Financing Sub Series A Preferred Stock to also be redeemed by Chart Financing Sub at such time for an aggregate amount in cash equal to $10,500,000.

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4.           Representations, Warranties and Covenants of the Company.

(I)           The Company represents and warrants to the Investor, as of the date hereof, as of the Notice Date, as of the Escrow Wire Deadline, as of the Purchase Closing Time and as of the Closing Time, that:

(a)           Organization and Qualification. The Company and each of its subsidiaries (if any) (each, a “Company Subsidiary”) are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Company Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except, with respect to the Company Subsidiaries, for violations which would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company and each Company Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(b)           Authorization and Binding Obligation. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other agreements and certificates to which it is a party in connection with the transactions contemplated by this Agreement, the Merger Agreement, the Other Investor Purchase Agreements, the Affiliate Investor Exchange Agreements, the TAS Purchase Agreement, the Company Certificate of Designations, the Escrow Agreement, the Registration Statement, the PubCo Certificate of Designations and the Investor Warrants (collectively, the “Exchange Documents”) and to issue the Company Preferred Shares in accordance with the terms hereof and thereof. The execution and delivery of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Company Preferred Shares, have been duly authorized by board of directors of the Company and, other than (i) such filings required under applicable securities or “Blue Sky” laws of the states of the United States and (ii) such consents described on Schedule 4(c)(ii) attached hereto, no further filing, consent, or authorization is required by the Company or of its board of directors or its stockholders. This Agreement and the other Exchange Documents to which it is a party have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)           No Conflict; Required Filings and Consents.

(i)           The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Company Preferred Shares) will not (A) result in a violation of the certificate of incorporation or bylaws of the Company, the terms of any equity instrument of the Company or any of the Company Subsidiaries or any of the organizational documents of the Company or any of the Company Subsidiaries or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of the Company Subsidiaries is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws, rules, and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of the Company Subsidiaries is bound or affected.

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(ii)           Except as required under applicable securities or “Blue Sky” laws of the states of the United States, and as described on Schedule 4(c)(ii), neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or, make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Exchange Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations (which the Company is required to obtain pursuant to the preceding sentence) have been obtained or effected, or will have been obtained or effected, on or prior to the Closing Time (except for those required to be obtained or effected after the Closing Time, which will be obtained or effected within the time periods prescribed by applicable law), and the Company and the Company Subsidiaries are unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

(d)           Issuance of Company Preferred Shares. The issuance of the Company Preferred Shares is duly authorized and upon issuance in accordance with the terms of the Exchange Documents and the certificate of incorporation and bylaws of the Company shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issue thereof.

(e)           Disclosure. Other than as set forth in the 8-K (as defined below), the Company confirms that, neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information about any of the Merger Parties or their subsidiaries or otherwise relating to the Securities. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in the Exchange Securities. All disclosure provided to the Investor regarding the Company and the Company Subsidiaries, their business and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

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(f)           Indebtedness. Neither the Company nor any Company Subsidiary has any outstanding indebtedness or any liens on its assets (other than liens for taxes and other governmental charges and assessments that are not yet due and payable and other liens that are imposed by law).

(II)          The Company covenants that, prior to the Closing Time, it shall not: (x) form any subsidiaries, conduct any business or issue any securities, other than as specifically contemplated in the Exchange Documents as in effect, or in the form in effect, on the date hereof; or (y) incur any indebtedness.

5.           Representations and Warranties of Tempus. Tempus represents and warrants to the Investor, as of the date hereof, as of the Notice Date, as of the Escrow Wire Deadline, as of the Purchase Closing Time and as of the Closing Time, that:

(a)           Organization and Qualification. Tempus and each subsidiary of Tempus (each, a “Tempus Subsidiary”) are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate or limited liability company (as applicable) power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither Tempus nor any Tempus Subsidiary is in violation of any of the provisions of its respective operating agreement, certificate of formation, certificate or articles of incorporation, bylaws or other organizational or charter documents except, with respect to the Tempus Subsidiaries, for violations which would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Tempus and each Tempus Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(b)           Authorization and Binding Obligation. Tempus has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other agreements and certificates to which it is a party in connection with the transactions contemplated by Exchange Documents. The execution and delivery of the Exchange Documents by Tempus and the consummation by Tempus of the transactions contemplated hereby and thereby, have been duly authorized by the sole manager of Tempus and, other than (i) such filings required under applicable securities or “Blue Sky” laws of the states of the United States and (ii) such consents described on Schedule 5(c)(ii) attached hereto, no further, consent, or authorization is required by Tempus or of its managers or its members. This Agreement and the other Exchange Documents have been duly executed and delivered by Tempus and constitute the legal, valid and binding obligations of Tempus enforceable against Tempus in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

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(c)           No Conflict; Required Filings and Consents.

(i)           The execution, delivery and performance of the Exchange Documents by Tempus and the consummation by Tempus of the transactions contemplated hereby and thereby will not (A) result in a violation of the operating agreement or certificate of formation of Tempus, the terms of any share capital of Tempus or any of the Tempus Subsidiaries or any of the organizational documents of Tempus or any of the Tempus Subsidiaries or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Tempus or any of the Tempus Subsidiaries is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws, rules, and regulations) applicable to Tempus or any of the Tempus Subsidiaries or by which any property or asset of Tempus or any of the Tempus Subsidiaries is bound or affected.

(ii)           Except as required under applicable securities or “Blue Sky” laws of the states of the United States, and as described on Schedule 5(c)(ii), neither Tempus nor any of the Tempus Subsidiaries is required to obtain any consent, authorization or order of, or, make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Exchange Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations (which Tempus is required to obtain pursuant to the preceding sentence) have been obtained or effected, or will have been obtained or effected, on or prior to the Closing Time (except for those required to be obtained or effected after the Closing Time, which will be obtained or effected within the time periods prescribed by applicable law), and Tempus and the Tempus Subsidiaries are unaware of any facts or circumstances that might prevent Tempus from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

(d)           Registration Statement. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement, at each deemed effective date thereof and at the Closing Time, the Registration Statement and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the SEC promulgated thereunder and all other applicable laws and regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

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(e)           Disclosure. Other than as set forth in the 8-K, Tempus confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information about any of the Merger Parties or their subsidiaries or otherwise relating to the Securities. Tempus understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in the Exchange Securities. All disclosure provided to the Investor regarding Tempus and the Tempus Subsidiaries, their business and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of Tempus is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to Tempus or any of the Tempus Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by Tempus but which has not been so publicly announced or disclosed.

6.           Representations and Warranties of Chart. Chart represents and warrants to the Investor, as of the date hereof, as of the Notice Date, as of the Escrow Wire Deadline, as of the Purchase Closing Time and as of the Closing Time, that:

(a)           Organization and Qualification. Chart and each subsidiary of Chart (each, a “Chart Subsidiary”) are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither Chart nor any Chart Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents except, with respect to the Chart Subsidiaries, for violations which would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Chart and each Chart Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(b)           Authorization and Binding Obligation. Chart has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other agreements and certificates to which it is a party in connection with the transactions contemplated by Exchange Documents. The execution and delivery of the Exchange Documents by Chart and the consummation by Chart of the transactions contemplated hereby and thereby, have been duly authorized by the Board of Directors of Chart and, other than (i) such filings required under applicable securities or “Blue Sky” laws of the states of the United States and (ii) such consents described on Schedule 6(c)(ii) attached hereto, no further, consent, or authorization is required by Chart or of its Board of Directors or its shareholders. This Agreement and the other Exchange Documents have been duly executed and delivered by Chart and constitute the legal, valid and binding obligations of Chart enforceable against Chart in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

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(c)           No Conflict; Required Filings and Consents.

(i)           Subject to the approval by Chart’s shareholders of the Business Combination (and the other matters subject to Chart shareholder approval in the Registration Statement) and the extension of the deadline by which Chart must consummate the Business Combination, and subject to the filing by PubCo of the PubCo Amended Charter and the PubCo Certificate of Designations, the execution, delivery and performance of the Exchange Documents by Chart and the consummation by Chart of the transactions contemplated hereby and thereby will not (A) result in a violation of the Certificate of Incorporation, the terms of any share capital of Chart or any of the Chart Subsidiaries, the Bylaws or any of the organizational documents of Chart or any of the Chart Subsidiaries or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Chart or any of the Chart Subsidiaries is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws, rules, and regulations, and the rules and regulations of the OTCQB (the “Principal Market”) applicable to Chart or any of the Chart Subsidiaries or by which any property or asset of Chart or any of the Chart Subsidiaries is bound or affected.

(ii)           Except for the filing of the PubCo Amended Charter and the PubCo Certificate of Designations, as required under applicable securities or “Blue Sky” laws of the states of the United States, and as otherwise described on Schedule 6(c)(ii), neither Chart nor any of the Chart Subsidiaries is required to obtain any consent, authorization or order of, or, make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Exchange Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations (which Chart is required to obtain pursuant to the preceding sentence) have been obtained or effected, or will have been obtained or effected, on or prior to the Closing Time (except for those required to be obtained or effected after the Closing Time, which will be obtained or effected within the time periods prescribed by applicable law), and Chart and the Chart Subsidiaries are unaware of any facts or circumstances that might prevent Chart from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. Chart is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts that would reasonably lead to delisting or suspension of the shares of Common Stock by the Principal Market in the foreseeable future.

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(d)           Registration Statement. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement, at each deemed effective date thereof and at the Closing Time, the Registration Statement and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder and all other applicable laws and regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. At the Closing Time, the Common Shares, the Preferred Shares and the Warrants shall be issued pursuant to the Registration Statement and, upon issuance, shall be freely tradable without any legend or other restriction.

(e)           Disclosure. Other than as set forth in the 8-K, Chart confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information about any of the Merger Parties or their subsidiaries or otherwise relating to the Securities. Chart understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in the Exchange Securities. All disclosure provided to the Investor regarding Chart and the Chart Subsidiaries, their business and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of Chart is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to Chart or any of the Chart Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by Chart but which has not been so publicly announced or disclosed.

7.           Representations and Warranties of PubCo. PubCo represents and warrants to the Investor, as of the date hereof, as of the Notice Date, the Escrow Wire Deadline, as of the Purchase Closing Time and as of the Closing Time, that:

(a)           Organization and Qualification. PubCo and each of its subsidiaries (each, a “PubCo Subsidiary”) are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither PubCo nor any PubCo Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents except, with respect to the PubCo Subsidiaries, for violations which would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. PubCo and each PubCo Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

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(b)           Authorization and Binding Obligation. PubCo has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other agreements and certificates to which it is a party in connection with the transactions contemplated by the Exchange Documents and to issue the Exchange Securities in accordance with the terms hereof and thereof. The execution and delivery of the Exchange Documents by PubCo and the consummation by PubCo of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Exchange Securities, have been duly authorized by the Board of Directors of PubCo and, other than (i) such filings required under applicable securities or “Blue Sky” laws of the states of the United States, (ii) such consents described on Schedule 7(c)(ii) attached hereto, and (iii) the filing of the PubCo Amended Charter and the PubCo Certificate of Designations, no further filing, consent, or authorization is required by PubCo or of its Board of Directors or its shareholders. This Agreement and the other Exchange Documents have been duly executed and delivered by PubCo and constitute the legal, valid and binding obligations of PubCo enforceable against PubCo in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)           No Conflict; Required Filings and Consents.

(i)           Subject to the filing of the PubCo Amended Charter and the PubCo Certificate of Designations, the execution, delivery and performance of the Exchange Documents by PubCo and the consummation by PubCo of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Exchange Securities and reservation for issuance and issuance of the Underlying Securities) will not (A) result in a violation of the Certificate of Incorporation, the terms of any share capital of PubCo or any of the PubCo Subsidiaries, the Bylaws or any of the organizational documents of PubCo or any of the PubCo Subsidiaries or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which PubCo or any of the PubCo Subsidiaries is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws, rules, and regulations, and the rules and regulations of the Principal Market contemplated pursuant to the Merger Agreement to be applicable to PubCo or any of the PubCo Subsidiaries or by which any property or asset of PubCo or any of the PubCo Subsidiaries is bound or affected.

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(ii)           Except for the filing of the PubCo Amended Charter and the PubCo Certificate of Designations, as required under applicable securities or “Blue Sky” laws of the states of the United States, and as otherwise described on Schedule 7(c)(ii), neither PubCo nor any of the PubCo Subsidiaries is required to obtain any consent, authorization or order of, or, make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Exchange Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations (which PubCo is required to obtain pursuant to the preceding sentence) have been obtained or effected, or will have been obtained or effected, on or prior to the Closing Time (except for those required to be obtained or effected after the Closing Time, which will be obtained or effected within the time periods prescribed by applicable law), and PubCo and the PubCo Subsidiaries are unaware of any facts or circumstances that might prevent PubCo from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. PubCo, on a pro forma basis after giving effect to the transactions contemplated hereby, will not be in violation of the listing requirements of the Principal Market and has no knowledge of any facts that would reasonably lead to the failure to list, delisting or suspension of the shares of Common Stock by the Principal Market in the foreseeable future.

(d)           Issuance of Exchange Securities. The issuance of the Exchange Securities is duly authorized. Upon issuance in accordance with the terms of the Exchange Documents, the Preferred Shares and the Warrants shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issue thereof. Upon issuance in accordance with the terms of the Exchange Documents, the Common Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Upon issuance in accordance with the Exchange Securities, the Underlying Securities will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof (other than those that may be imposed by applicable securities laws), with the holders being entitled to all rights accorded to a holder of Common Stock.

(e)           No Consideration Paid. Other than the fees payable to Cowen & Company, LLC in connection with the consummation of the Business Combination, no commission or other remuneration has been paid by PubCo for soliciting the exchange of the Company Preferred Shares for the Exchange Securities as contemplated by the Exchange Documents.

(f)           Registration Statement. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement, at each deemed effective date thereof and at the Closing Time, the Registration Statement and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder and all other applicable laws and regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. At the Closing Time, the Common Shares, the Preferred Shares and the Warrants shall be issued pursuant to the Registration Statement and, upon issuance, shall be freely tradable without any legend or other restriction.

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(g)           Disclosure. Other than as set forth in the 8-K, PubCo confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information about any of the Merger Parties or otherwise relating to the Securities. PubCo understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in the Exchange Securities. All disclosure provided to the Investor regarding PubCo and the PubCo Subsidiaries, their business and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of PubCo is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to PubCo or any of the PubCo Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by PubCo but which has not been so publicly announced or disclosed.

8.           Representations, Warranties and Covenants of Chart Financing Sub.

(I)          Chart Financing Sub represents and warrants to the Investor, as of the date hereof, as of the Notice Date, as of the Escrow Wire Deadline, as of the Purchase Closing Time and as of the Closing Time, that:

(a)           Organization and Qualification. Chart Financing Sub is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Chart Financing Sub is not in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. Chart Financing Sub is duly qualified to conduct its businesses and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary. Chart Financing Sub has no subsidiaries.

(b)           Authorization and Binding Obligation. Chart Financing Sub has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other agreements and certificates to which it is a party in connection with the transactions contemplated by the Exchange Documents and to issue the Chart Financing Sub Series A Preferred Stock in accordance with the terms of the TAS Purchase Agreement. The execution and delivery of the Exchange Documents by Chart Financing Sub and the consummation by Chart Financing Sub of the transactions contemplated hereby and thereby, have been duly authorized by board of directors of Chart Financing Sub and, other than (i) such filings required under applicable securities or “Blue Sky” laws of the states of the United States and (ii) such consents described on Schedule 8(c)(ii) attached hereto, no further filing, consent, or authorization is required by Chart Financing Sub or of its board of directors or its stockholders. This Agreement and the other Exchange Documents to which it is a party have been duly executed and delivered by Chart Financing Sub and constitute the legal, valid and binding obligations of Chart Financing Sub enforceable against Chart Financing Sub in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

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(c)           No Conflict; Required Filings and Consents.

(i)           The execution, delivery and performance of the Exchange Documents by Chart Financing Sub and the consummation by Chart Financing Sub of the transactions contemplated hereby and thereby will not (A) result in a violation of the certificate of incorporation or bylaws of Chart Financing Sub or the terms of any equity instrument of Chart Financing Sub or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Chart Financing Sub is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws, rules, and regulations) applicable to Chart Financing Sub or by which any property or asset of Chart Financing Sub is bound or affected.

(ii)           Except as required under applicable securities or “Blue Sky” laws of the states of the United States, and as described on Schedule 8(c)(ii), Chart Financing Sub is not required to obtain any consent, authorization or order of, or, make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Exchange Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations (which Chart Financing Sub is required to obtain pursuant to the preceding sentence) have been obtained or effected, or will have been obtained or effected, on or prior to the Closing Time (except for those required to be obtained or effected after the Closing Time, which will be obtained or effected within the time periods prescribed by applicable law), and Chart Financing Sub is unaware of any facts or circumstances that might prevent Chart Financing Sub from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

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(d)           Disclosure. Other than as set forth in the 8-K, Chart Financing Sub confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information about any of the Merger Parties or their subsidiaries or otherwise relating to the Securities. Chart Financing Sub understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in the Exchange Securities. All disclosure provided to the Investor regarding Chart Financing Sub, its business and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of Chart Financing Sub is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to Chart Financing Sub or its business, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by Chart Financing Sub but which has not been so publicly announced or disclosed.

(e)           Indebtedness. Chart Financing Sub does not have any outstanding indebtedness or any liens on its assets (other than liens for taxes and other governmental charges and assessments that are not yet due and payable and other liens that are imposed by law).

(II)         Chart Financing Sub covenants that, prior to the Closing Time, it shall not: (x) form any subsidiaries, conduct any business or issue any securities, other than in connection with the transactions contemplated the Exchange Documents; or (y) incur any indebtedness.

9.           Representations and Warranties of the Investor. The Investor represents and warrants to the Merger Parties as of the date hereof, as of the Notice Date, as of the Escrow Wire Deadline, as of the Purchase Closing Time and as of the Closing Time, as follows:

(a)           Organization and Authority. The Investor has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other Exchange Documents to which it is a party. The execution and delivery by the Investor of this Agreement and each of the other Exchange Documents to which it is a party and the consummation by the Investor of the transactions contemplated hereby and thereby have been duly authorized by the Investor’s board of directors or other governing body. Each of this Agreement and the other Exchange Documents to which the Investor is a party have been duly executed and delivered by Investor and constitutes the legal, valid and binding obligation of the Investor, enforceable against Investor in accordance with its terms.

(b)           Reliance on Exemptions. The Investor understands that the Company Preferred Shares are being offered and sold in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Merger Parties are relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein and in the Exchange Documents in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Company Preferred Shares. The Investor understands that the Company Preferred Shares being purchased hereunder have not been registered under the 1933 Act, nor qualified under any foreign or state securities laws, and that they are being offered and sold pursuant to an exemption from such registration and qualification based in part upon the representations of such Investor contained herein. The Investor is acquiring the Company Preferred Shares purchased hereunder for its own account for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing such Company Preferred Shares, in each case in violation of the 1933 Act. The Investor has not agreed to give any Person any interest or right in the Company Preferred Shares.

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(c)           Validity; Enforcement. This Agreement and the other Exchange Documents to which the Investor is a party have been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(d)           No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the other Exchange Documents to which the Investor is a party, and the consummation by the Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder or under the other Exchange Documents to which the Investor is a party.

10.           Disclosure of Transaction. PubCo (or Chart, if prior to the Closing Time) shall, on or before 8:30 a.m., New York City Time, on the first Business Day after the date of this Agreement, issue a Current Report on Form 8-K (as it may be amended, the “8-K”) disclosing all material terms of the transactions contemplated hereby and attaching as exhibits all material agreements and instruments executed, issued or to be executed or issued in connection with the transactions contemplated hereby. From and after the issuance of the 8-K, the Investor shall not be in possession of any material, non-public information about any of the Merger Parties or their subsidiaries or otherwise relating to the Securities received from any Merger Party or any of their subsidiaries or respective officers, directors, employees or agents that is not disclosed in the 8-K. In addition, effective upon the filing of the 8-K, each of the Merger Parties acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between any Merger Party, any of their subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate. Neither any Merger Party nor any of their subsidiaries shall, and shall instruct its and each of their respective officers, directors, affiliates, employees and agents, not to, provide the Investor with any material, non-public information about any of the Merger Parties or their subsidiaries or otherwise relating to the Securities from and after the date hereof without the express prior written consent of the Investor. To the extent that any Merger Party or any of their subsidiaries or any of their respective officers, directors, affiliates employees or agents delivers any material, non-public information about any of the Merger Parties or their subsidiaries or otherwise relating to the Securities to the Investor without the Investor's consent, each Merger Party hereby covenants and agrees that the Investor's shall not have any duty of confidentiality to any Merger Party or any of their subsidiaries or any of their respective officers, directors, affiliates, employees or agents with respect to, or a duty to any Merger Party or any of their subsidiaries or any of their respective officers, directors, affiliates, employees or agents not to trade on the basis of, such material, non-public information. Neither any Merger Party nor any of their subsidiaries shall disclose the name of the Investor in any filing, announcement, release or otherwise, unless such disclosure is required by law or regulation; provided, that the Investor acknowledges that a copy of this Agreement (including the Investor’s name on the signature page hereto), the Second Amendment to the Agreement and Plan of Merger (with the Investor’s name disclosed therein and/or in the schedules thereto) and any other Exchange Document to which the Investor is a party or otherwise named therein may be publicly filed by Chart or PubCo and any such filing will not be a violation of the foregoing provision. Each Merger Party understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of PubCo and the Company.

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11.           Reservation of Shares; Listing.

(a)           Reservation of Shares. So long as any of the Preferred Shares or Warrants remain outstanding, PubCo shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 150% of (i) the maximum number of shares of Common Stock issuable upon conversion of all the Preferred Shares then outstanding (without regard to any limitations on the conversion of the Preferred Shares set forth in the PubCo Certificate of Designations), and (ii) the maximum number of Warrant Shares issuable upon exercise of all the Warrants then outstanding (without regard to any limitations on the exercise of the Warrants set forth therein) (collectively, the “Required Reserve Amount”); provided, that at no time shall the number of shares of Common Stock reserved pursuant to this Section 11(a) be reduced other than proportionally in connection with any conversion, exercise and/or redemption, as applicable of Preferred Shares and Warrants. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserved Amount, PubCo will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet PubCo's obligations pursuant to the Exchange Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and use its reasonable best efforts to cause the holders of the management shares of PubCo to vote in favor of an increase in the authorized shares of PubCo to ensure that the number of authorized shares is sufficient to meet the Required Reserved Amount.

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(b)           Listing. After the Closing Time, (x) PubCo shall promptly secure the listing or designation for quotation (as applicable) of all of the Underlying Securities upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as applicable) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as applicable) of all the Underlying Securities from time to time issuable under the terms of the Exchange Documents, (y) PubCo shall maintain the Common Stock’s authorization for quotation on the Principal Market or secure its listing on The New York Stock Exchange, the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”) and (y) neither PubCo nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the deauthorization, delisting or suspension of the Common Stock on an Eligible Market on which the Common Stock is quoted or listed. PubCo shall pay all fees and expenses in connection with satisfying its obligations under this Section 11.

12.           Form D and Blue Sky. The Company and/or PubCo shall make all filings and reports relating to the Share Purchase required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any, and comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the Share Purchase. PubCo shall make all filings and reports relating to the Exchange required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any, and comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the Exchange. The Investor shall reasonably cooperate with the Company and PubCo in connection with the foregoing and promptly provide any information reasonably requested by the Company or PubCo in connection with any such filing or report.

13.           [RESERVED]

14.           Subsequent Issuances. From the date of this Agreement until the seven (7) month anniversary of the Closing Time, PubCo shall not, directly or indirectly, effect a Subsequent Placement (as such term is defined in the Series A-1 Warrants) without the prior written consent of the Investor; provided, that this Section 14 shall not apply with respect to (x) Excluded Securities and (y) any Subsequent Placement with a New Issuance Price (as defined in the Series A-1 Warrants and calculated in accordance with Section 2(b) therein (including, without limitation, Section 2(b)(iv) therein)) greater than $3.00 (as adjusted for stock splits, stock dividends, recapitalizations and similar events).

15.           Dissenter’s or Appraisal Rights. Effective as of the Closing Time, The Investor hereby waives any dissenter’s rights or appraisal rights that it might have following the consummation of the Business Combination in connection with the transactions contemplated by this Agreement, the Merger Agreement or any other agreement or instrument relating to either. The Investor agrees that it considers the consideration payable for the Securities to represent fair value for such securities.

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16.           Miscellaneous.

(a)           Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)           Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(c)           Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(d)           Entire Agreement; Amendments. This Agreement, together with the other Exchange Documents and the confidentiality agreement entered into between the Investor and Chart (or by a representative of Chart on its behalf), supersedes all other prior oral or written agreements among the parties, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the parties makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the parties. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

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(e)           Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party and either receipt of notice is affirmatively confirmed or the sender follows up with another method of delivery provided hereunder within two (2) Business Days thereafter); or (c) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be as set forth on the signature page of such party hereto; provided, that (x) any notice to the Company shall also include a copy to Chart, and (y) any notice to any Merger Party will also include a copy to each of the following persons: (i) Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, Attn: Douglas S. Ellenoff, Esq. and Richard Baumann; Esq., Facsimile No.: (212) 370-7889; and (ii) Alston & Bird LLP, 101 S. Tryon St., Suite 4000, Charlotte, NC 28280-4000, Attn: Gary C. Ivey, Esq. and T. Scott Kummer, Esq., Facsimile: (704) 444-1690. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a) or (c) above, respectively.

(f)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. None of the parties shall assign this Agreement or any of their respective rights or obligations hereunder without the prior written consent of the other parties.

(g)           No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(h)           Survival. Unless this Agreement is terminated by mutual consent of the parties hereto, the representations, warranties and covenants of the parties hereto shall survive the Closing Time and the delivery and exercise of Exchange Securities.

(i)           Further Assurances. Each party shall use its reasonable best efforts to do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)           No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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(k)           Indemnification.

(i)           Subject to Section 16(l), in consideration of the Investor’s execution and delivery of the Exchange Documents to which it is a party and consummating the acquisition of the Purchased Shares, in addition to all of Merger Parties’ (collectively, the “Indemnifying Parties”) other obligations under the Exchange Documents, each of the Indemnifying Parties, joint and severally, shall defend, protect, indemnify and hold harmless the Investor and its successors and assigns and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (x) any misrepresentation or breach of any representation or warranty made by any Indemnifying Party to the Indemnitee in any of the Exchange Documents, (y) any breach of any covenant, agreement or obligation of any Indemnifying Party to the Indemnitee contained in any of the Exchange Documents or (z) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of any Indemnifying Party) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of the Exchange Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Company Preferred Shares, or (C) the status of the Investor or its successors or assigns either as an investor in an Indemnifying Party pursuant to the transactions contemplated by the Exchange Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief); but excluding for purposes of this clause (z), any actions, suits, proceedings or claims arising solely out of or relating to the Investor’s breach of this Agreement or any other Exchange Document to which Investor is a party or otherwise bound. To the extent that the foregoing undertaking by an Indemnifying Party may be unenforceable for any reason, such Indemnifying Party shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

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(ii)          Promptly after receipt by an Indemnitee under this Section 16(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against any Indemnifying Party under this Section 16(k), deliver to the applicable Indemnifying Party a written notice of the commencement thereof, and such Indemnifying Party shall have the right to participate in, and, to the extent such Indemnifying Party so desires, to assume control of the defense thereof with counsel mutually satisfactory to such Indemnifying Party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by such Indemnifying Party if: (A) such Indemnifying Party has agreed in writing to pay such fees and expenses; (B) such Indemnifying Party shall have failed to promptly assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and such Indemnifying Party, and such Indemnitee shall have been advised by outside counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and such Indemnifying Party (in which case, if such Indemnitee notifies such Indemnifying Party in writing that it elects to employ separate counsel at the expense of such Indemnifying Party, then such Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of such Indemnifying Party), provided further, that in the case of clause (C) above such Indemnifying Party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with each applicable Indemnifying Party in connection with any negotiation or defense of any such action or Indemnified Liability by such Indemnifying Party and shall furnish to such Indemnifying Party all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. Each of the Indemnifying Party and the Indemnitee shall keep the other reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. An Indemnifying Party shall not be liable for any settlement of any action, claim or proceeding, or the Indemnitee’s consent to any judgment, effected without its prior written consent, provided, however, that such Indemnifying Party shall not unreasonably withhold, delay or condition its consent. No Indemnifying Party shall, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, each applicable Indemnifying Party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the an Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnitee under this Section 16(k), except to the extent that such Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(iii)         The indemnification required by this Section 16(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within ten (10) days after bills are received or Indemnified Liabilities are incurred.

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(iv)          The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against any Indemnifying Party or others, and (B) any liabilities such Indemnifying Party may be subject to pursuant to the law.

(l)           Trust Fund Waiver. Reference is made to the final prospectus of Chart dated December 13, 2012 (File No. 333-177280) (the “Prospectus”) relating to Chart’s initial public offering (the “IPO”). The Investor represents and warrants that the Investor has read the Prospectus and understands that Chart has established the Trust Fund (as defined in the Merger Agreement) containing the proceeds of the IPO initially in the amount of at least Seventy-Five Million Dollars ($75,000,000) for the benefit of Chart’s public stockholders and certain other parties (including the underwriters of the IPO) and that Chart may disburse monies from the Trust Fund, including any proceeds therefrom, only as provided in the Prospectus. For and in consideration of Chart agreeing to enter into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Investor agrees (for itself and on behalf of its affiliates and direct and indirect subsidiaries and equity holders, and its and their respective successors and assigns, and any other Indemnitee or other Person claiming by or through the Investor) that, notwithstanding any provisions contained in this Agreement, the Investor does not now have, and shall not at any time prior to the Closing Time have, any right, title, interest or claim of any kind in or to, or make any claim against, the Trust Fund or any asset contained therein (or any distribution therefrom occurring prior to the Closing Time in accordance with the terms of the Trust Agreements (as defined in the Merger Agreement)), regardless of whether such claim arises as a result of, in connection with or relating in any way to, any proposed or actual business relationship between the Investor, on the one hand, and Chart or its subsidiaries, on the other hand, this Agreement, any other Exchange Document or any other agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability. The Investor (for itself and on behalf of its affiliates and direct and indirect subsidiaries and equity holders, and its and their respective successors and assigns, and any other Indemnitee or other Person claiming by or through Investor) hereby irrevocably waives any and all rights, titles, interests and claims of any kind that the Investor may have, now or in the future (in each case, however, prior to the Closing Time), and shall not take any action or suit, make any claim or demand or seek recovery of any liability, indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or other recourse against, the Trust Fund (or any distribution therefrom occurring prior to the Closing Time in accordance with the terms of the Trust Agreements) for any reason whatsoever in respect thereof. The Investor agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by Chart and its affiliates to induce them to enter into this Agreement. Investor further intends and understands such waiver to be valid, binding and enforceable under applicable law. To the extent that the Investor commences any action, litigation or other legal proceeding (a “Proceeding”) based upon, in connection with, relating to or arising out of any matter relating to Chart, which Proceeding seeks, in whole or in part, monetary relief against Chart, the Investor hereby acknowledges and agrees the Investor’s sole remedy shall be against funds held outside of the Trust Fund and that such claim shall not permit the Investor (or any party claiming on the Investor’s behalf or in lieu of the Investor) to have any claim against the Trust Fund or any amounts contained therein (or any distribution therefrom occurring prior to the Closing in accordance with the terms of the Trust Agreements). In the event that the Investor commences any Proceeding based upon, in connection with, relating to or arising out of any matter relating to Chart, which Proceeding seeks, in whole or in part, relief against the Trust Fund (or any distribution therefrom occurring prior to the Closing in accordance with the terms of the Trust Agreements) or Chart’s public stockholders, whether in the form of money damages or injunctive relief, Chart shall be entitled to recover from the Investor the associated legal fees and costs in connection with any such Proceeding in the event Chart prevails in such action or Proceeding. For the avoidance of doubt, nothing in this Section 16(l) shall affect the right of the Investor or its direct or indirect subsidiaries or equity holders, or its or their respective successors or assigns, or any other Indemnitee or other Person claiming by or through the Investor, to redeem any issued and outstanding securities of Chart held by such Person in accordance with the Prospectus and Chart’s certificate of incorporation, as amended.

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(m)           Most Favored Nation. Each Merger Party hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person with respect to any consent, release, amendment, settlement or waiver, in each case, relating to the terms, conditions and transactions contemplated hereby (each a “Superior Document”), is or will be more favorable to such Person than those of the Investor and this Agreement. If, and whenever on or after the date hereof, any Merger Party enters into a Superior Document, then (i) such applicable party shall provide notice thereof to the Investor immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Investor or any other party hereto, automatically amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Superior Document, provided that upon written notice to each other party hereto at any time the Investor may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Investor as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Investor. The provisions of this Section 16(m) shall apply similarly and equally to each Superior Document.

(n)           Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Agreement or the other Exchange Documents are several and not joint with the obligations of any other Person, including, without limitation, any of the Other Investors (each, an “Other Person”), and the Investor shall not be responsible in any way for the performance of the obligations of any Other Person under any other Exchange Document, the Other Investor Purchase Agreements or similar agreement of any Other Person (the “Other Documents”). Nothing contained herein or in any Other Document or any other Exchange Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and such Other Persons as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and Other Person are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, any Other Documents or any other Exchange Document and each of the Merger Parties acknowledge that neither the Investor nor any Other Person are acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, any Other Document and any other Exchange Document. The Merger Parties and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, any Other Document or out of any other Exchange Documents, and it shall not be necessary for any Other Person to be joined as an additional party in any proceeding for such purpose.

[Signature pages follow]

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IN WITNESS WHEREOF, the Investor and the Merger Parties have executed this Agreement as of the date set forth on the first page of this Agreement.

Purchase Price:	INVESTOR:

Number of Company Preferred Shares:
By:
Name:
Title:
Number of Common Shares:

Address for Notices:

Number of Preferred Shares:

Number of Series A-1 Warrant Shares:

Security Delivery Information:

Number of Series B-1 Warrant Shares:

Investor Broker and DWAC Information:

[Signature Page to New Investor Purchase and Exchange Agreement]

IN WITNESS WHEREOF, the Investor and the Merger Parties have executed this Agreement as of the date set forth on the first page of this Agreement.

CHART:	TEMPUS:

CHART ACQUISITION CORP.	TEMPUS APPLIED SOLUTIONS, LLC

By:	By:
Name: Christopher D. Brady	Name: Benjamin Scott Terry
Title: President	Title: Manager

Address for Notice:	Address for Notice:
555 5th Avenue, 19th Floor	133 Waller Mill Road
New York, NY 10017	Williamsburg, VA 23185
Attn: Joseph Wright	Attn: Scott Terry and Jack Gulbin
Facsimile No: (212) 350-8299	Facsimile No.: (757) 969-6168

PUBCO:	THE COMPANY:

TEMPUS APPLIED SOLUTIONS HOLDINGS, INC.	TAS FINANCING SUB INC.

By:	By:
Name: Christopher D. Brady	Name: Benjamin Scott Terry
Title: President	Title: President

Address for Notice:	Address for Notice:
555 5th Avenue, 19th Floor	133 Waller Mill Road
New York, NY 10017	Williamsburg, VA 23185
Attn: Joseph Wright	Attn: Scott Terry and Jack Gulbin
Facsimile No: (212) 350-8299	Facsimile No: (757) 969-6168

[Signature Page to New Investor Purchase and Exchange Agreement]

CHART FINANCING SUB:

CHART FINANCING SUB INC.

By:
Name: Christopher D. Brady
Title: President

Address for Notice:
555 5th Avenue, 19th Floor
New York, NY 10017
Attn: Joseph Wright
Facsimile No: (212) 350-8299

[Signature Page to New Investor Purchase and Exchange Agreement]